UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14 A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

FORTUNE BRANDS INNOVATIONS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i) and 0-11

On February 22, 2026, Fortune Brands Innovations, Inc. (“Fortune Brands”) provided the following statement to the Wall Street Journal pertaining to the 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”):

The Fortune Brands Board confirms receipt of nominations and is engaging constructively with Ed Garden since learning of his investment on Friday, February 13. Fortune Brands remains focused on taking proactive actions in response to a challenging market environment, including the execution of a comprehensive profitability reset while we continue to invest in the innovations and capabilities that support sustainable, long-term shareholder value.

The Board will present its formal recommendations with respect to nominations by Green 73 LLC, an affiliate of Garden Investment Management, L.P. in Fortune Brands’ definitive proxy statement, which will be filed with the U.S. Securities and Exchange Commission (the “SEC”) ahead of the 2026 Annual Meeting.

Cautionary Statement Concerning Forward-Looking Statements

This communication contains forward-looking statements that are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief or expectations for our business, operations, financial performance or financial condition in addition to statements regarding our expectations for the markets in which we operate, general business strategies, expected impacts from recently-announced organizational and leadership changes, the market potential of our brands, trends in the housing market, the potential impact of costs, including material and labor costs, the potential impact of inflation, expected capital spending, expected pension contributions or de-risking initiatives, the expected impact of acquisitions, dispositions and other strategic transactions, the anticipated impact of recently issued accounting standards on our financial statements, and other matters that are not historical in nature. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “continues,” “intends,” “projects,” “estimates,” “plans,” “outlook,” “positioned,” “confident,” “opportunity,” “focus,” “on track” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may,” and “could” are generally forward-looking in nature and not historical facts. However, the absence of these words does not mean that a statement is not forward-looking. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is based on current expectations, estimates, assumptions and projections of our management about our industry, business and future financial results, available at the time this document is issued. Although we believe that these statements are based on reasonable assumptions, they are subject to numerous factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those indicated in such statements, including but not limited to: (i) our reliance on the North American and Chinese home improvement, repair and remodel and new home construction activity levels; (ii) the housing market, downward changes in the general economy, unfavorable interest rates or other business conditions; (iii) the competitive nature of consumer and trade brand businesses; (iv) our ability to execute on our strategic plans and the effectiveness of our strategies in the face of business competition; (v) our reliance on key customers and suppliers, including wholesale distributors and dealers and retailers; (vi) risks relating to rapidly evolving technological change; (vii) risks associated with our ability to improve organizational productivity and global supply chain efficiency and flexibility; (viii) risks associated with global commodity and energy availability and price volatility, as well as the possibility of sustained inflation; (ix) delays or outages in our information technology systems or computer networks or breaches of our information technology systems or other cybersecurity incidents; (x) risks associated with doing business globally, including changes in trade-related tariffs and risks with uncertain trade environments; (xi) risks associated with the disruption of operations, including as a result of severe weather events; (xii) our inability to obtain raw materials and finished goods in a timely and cost-effective manner; (xiii) risks associated with strategic acquisitions, divestitures and joint ventures, including difficulties integrating acquired companies and the inability to achieve the expected financial results and benefits of transactions; (xiv) impairments in the carrying value of goodwill or other acquired intangible assets; (xv) risks of increases in our defined benefit-related costs and funding requirements; (xvi) our ability to attract and retain qualified personnel and other labor constraints; (xvii) the effect of climate change and the impact of related changes in government regulations and consumer preferences; (xviii) risks associated with environmental, social and governance matters; (xix) potential liabilities and costs from claims and litigation; (xx) changes in government and industry regulatory standards; (xxi) future tax law changes or the interpretation of existing tax laws; and (xxii) our ability to secure and protect our intellectual property rights. These and other factors are discussed in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 27, 2025. We undertake no obligation to, and expressly disclaim any such obligation to, update or clarify any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, new information or changes to future results over time or otherwise, except as required by law.

Additional Information

Fortune Brands plans to file a proxy statement and accompanying WHITE proxy card with the SEC in connection with the 2026 Annual Meeting and its solicitation of proxies for Fortune Brand’s director nominees and for other matters to be voted on. Fortune Brands may also file other relevant documents with the SEC regarding its solicitation of proxies for the 2026 Annual Meeting. FORTUNE BRANDS SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain copies of the proxy statement, any amendments or supplements to the proxy statement and other documents (including the WHITE proxy card) as and when filed by Fortune Brands with the SEC without charge from the SEC’s website at www.sec.gov. Copies of the documents filed by Fortune Brands with the SEC also may be obtained free of charge at Fortune Brand’s investor relations website at www.fbin.com/investors/ or upon written request sent to Fortune Brands Innovations, Inc., 1 Horizon Way, Deerfield, IL 60015.

Certain Information Regarding Participants in the Solicitation

Fortune Brands, its directors, certain of its executive officers and employees may be deemed to be participants in connection with the solicitation of proxies from Fortune Brands shareholders in connection with the matters to be considered at the 2026 Annual Meeting. Information regarding the names of Fortune Brands’ directors and executive officers and their respective direct and indirect interests in Fortune Brands, by security holdings or otherwise, is available in Fortune Brand’s proxy statement for the 2025 annual meeting of shareholders, which was filed with the SEC on March  31, 2025 (the “2025 Proxy Statement”), including in the sections captioned “Director Compensation,” “Corporate Governance – Board Committees – Compensation Committee,” “Compensation Committee Interlocks and Insider Participation,” “Compensation Discussion and Analysis,” “2024 Executive Compensation,” “CEO Pay Ratio,” and “Compensation Committee Report,” in Fortune Brand’s Annual Report on Form 10-K for the fiscal year ended December  27, 2025, filed with the SEC on February 23, 2026, and in Fortune Brand’s Current Reports on Form 8-K filed with the SEC from time to time. To the extent that Fortune Brand’s directors and executive officers have acquired or disposed of Fortune Brand securities since the applicable “as of” date disclosed in the 2025 Proxy Statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 or Statements of Changes in Beneficial Ownership of Securities on Form 4 filed with the SEC, including: Form 4s filed by Irial Finan on April  3, 2025, May  16, 2025, July  2, 2025, October  1, 2025 and January  5, 2026; Form 4s filed by Nicholas I. Fink on August  19, 2025 and February  12, 2026; Form 4 filed by Stephanie L. Pugliese on May  16, 2025; Form 4 filed by Jeffery S. Perry on May  16, 2025; Form 4 filed by A. D. David Mackay on May  16, 2025; Form 4 filed by Susan S. Kilsby on May 16, 2025; Form  4 filed by Ann F. Hackett on May  16, 2025; Form 4 filed by Amee Chande on May  16, 2025; Form 4 filed by Amit Banati on May  16, 2025; Form 3 filed by Brendan M. Foley on July 2,  2025; Form 4 filed by Brendan M. Foley on July  17, 2025; Form 4 filed by Hiranda S. Donoghue on February  12, 2026; Form 3 filed by Jonathan Baksht on May  8, 2025; and Form 4 filed by Jonathan Baksht on May 19, 2025.